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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report


                Filed pursuant to Section 12, 13, or 15(d) of the
                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 24, 1998




                               OWOSSO CORPORATION
                 (Exact name of issuer as specified in charter)


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
            PENNSYLVANIA                            0-25066                        23-2756709
            ------------                            -------                        ----------
  (State or Other Jurisdiction                     Commission                    (I.R.S. Employer
of Incorporation or Organization)                  file number                Identification Number)

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           The Triad Building, 2200 Renaissance Boulevard, Suite 150,
                            King of Prussia, PA 19406
                    (Address of principal executive offices)


                                 (610) 275-4500
              (Registrant's telephone number, including area code)


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Item 5.           Other Events

                  Owosso Corporation (the "Company") announced that it has completed the sale of substantially all of the assets of DewEze Manufacturing, Inc. ("DewEze"), an agricultural subsidiary, for $5.1 million. The Company received $4.4 million in cash and a note for $0.7 million in exchange for DewEze's assets. The business was sold to Harper Industries, Inc., a company formed by the president of DewEze.



Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

   (c)   Exhibits

 99.1    Press release dated July 27, 1998 re:
         sale of DewEze Manufacturing, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OWOSSO CORPORATION


Date:  August 3, 1998               By:  /s/  John H. Wert, Jr.
                                         --------------------------------------
                                    John H. Wert, Jr., Senior Vice President -
                                    Finance and Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit
  No.                               Description
-------                             -----------

 99.1 Press release dated July 27, 1998 re: sale of DewEze Manufacturing, Inc.



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